UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 6, 2006

APAC Customer Services, Inc.

(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 6, 2006, members of the Company’s management will make a presentation at the Kaufman Brothers Conference. A copy of the presentation the Company’s management will make is attached hereto as Exhibit 99.1.

The presentation will be webcast live at approximately 3:00 p.m. ET and can be accessed through the following link: http://www.wsw.com/webcast/kbro11/apac/. The webcast will also be available through the Company’s website at http://www.apaccustomerservices.com. The webcast will be archived for 90 days in the Investor Relations section of the Company’s website under “Webcasts”.

The information included in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Kaufman Brothers Conference Presentation, dated September 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

September 6, 2006	By:	/s/ George H. Hepburn III
Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Kaufman Brothers Conference Presentation, dated September 6, 2006.